EXHIBIT 10.4
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                           WRAPAROUND PROMISSORY NOTE


$799,454.06                                                    September 3, 2003

         FOR VALUE RECEIVED, the undersigned, Greystone Manufacturing, L.L.C., an Oklahoma limited liability company residing at 1613 East 15th Street, Tulsa, Oklahoma 74120 ("Maker") promise to pay to the order of Bill Hamilton, an individual ("Payee") the principal sum of $799,454.06 to be paid in accordance with the terms of the attached US BANCORP Note which has a principal balance of $799,454.06 and monthly payments of $16,929.93. No payment is due Hamilton as long as the US BANCORP Note is paid current by Maker and when US BANCORP is paid off, the Note shall be deemed to be paid in full.

         The Maker shall have the right to prepay this Note on any date prior to maturity hereof.

         In the event that a portion of the attached US BANCORP Note is unpaid and in default ("Unpaid Portion") then the Maker will be liable hereunder for the payment to Payee of an amount equal to the Unpaid Portion.

         If this Note be placed with attorneys upon any default, the holder hereof shall be entitled to recover all costs of collection (including reasonable attorneys' fees) from Maker.

         This Note is an unsecured obligation of Maker.

         All rights and powers of the holder hereunder shall inure to the benefit of its successors and assigns and all agreements herein shall bind the successors and assigns of the undersigned.

         No invalid provision hereof shall affect or impair any other provision of this Note. The undersigned and any endorser, surety, and guarantor hereof do hereby acknowledge receipt of a completed copy of this Note.

         This Note shall be effective as of the date first above written, which the parties agree is the date from which the debt evidenced hereby is owed.

         This Note shall be governed by and construed in accordance with the applicable laws of the State of Oklahoma.

                                              "MAKER"

                                              GREYSTONE MANUFACTURING, L.L.C.


                                              By: /s/ Warren F. Kruger
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                                              Name: Warren F. Kruger
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                                              Title: Manager
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